Derivative Instruments and Hedging Activities - Cross-Currency Swap Agreements Designated as a Hedge of Net Investment (Details) - Net Investment Hedging - Cross-currency swap agreements	Sep. 30, 2020 USD ($)	Sep. 30, 2020 EUR (€)	Aug. 31, 2019 USD ($)	Aug. 31, 2019 EUR (€)
Derivative [Line Items]
Notional amount	$ 359,200,000	€ 300,000,000	$ 110,000,000	€ 99,055,000
Interest rate	4.50%	4.50%	6.00%	6.00%
Weighted average interest rate	3.40%	3.40%	3.65%	3.65%